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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                              DATED APRIL 23, 2003

                                       of


                                ARRIS GROUP, INC.

                             A Delaware Corporation
                   IRS Employer Identification No. 58-2588724
                            SEC File Number 001-16631



                             11450 TECHNOLOGY CIRCLE
                              DULUTH, GEORGIA 30097
                                 (678) 473-2000




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)  EXHIBITS

99.1     Press Release of ARRIS Group, Inc., issued April 23, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         The information set forth under this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

            On April 23, 2003, ARRIS Group, Inc. issued a press release reporting its financial results for the first quarter ended March 31, 2003. The press release, which has been attached as Exhibit 99.1, includes net income and earnings per share amounts which have been adjusted to exclude amortization of intangibles. Management believes adding back the non cash amortization of intangibles provides useful information because it enables investors to compare to prior period disclosures more readily and reflects more meaningful information on the company's operating performance. In addition, adjusted net income and earnings per share amounts presented in the press release excluded a gain from the repurchase of Nortel Networks' membership interest in Arris Interactive and a write-off of customer relations software. ARRIS believes presenting net income and earnings per share amounts excluding such highlighted items is appropriate because such items are not likely to recur regularly or in predictable amounts and, consequently, presenting net income and earnings per share, excluding such highlighted items, is meaningful supplemental information for investors.

            ARRIS believes that presenting net income and earnings per share amounts adjusted for the events described herein provides meaningful information which investors want to know and will allow investors to more easily compare ARRIS' financial performance period to period. Therefore, ARRIS will continue to provide similar information in the future with full schedules reconciling the differences between GAPP and non-GAAP financial measures. As used herein, "GAAP" refers to accounting principles generally accepted in the United States.




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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ARRIS Group, Inc.


                                         By:  /s/ Lawrence A. Margolis
                                            -----------------------------------
                                              Lawrence A. Margolis
                                              Executive Vice President, Chief
                                              Financial Officer and Secretary

Dated:  April 23, 2003



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                                INDEX TO EXHIBITS

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
EXHIBIT NUMBER                     DESCRIPTION
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

    99.1           Press Release by ARRIS Group, Inc., issued April 23, 2003
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